Exhibit 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. Section 1350

With reference to and to accompany the Annual Report of Anadarko Employee Savings Plan (Plan) on Form 11-K for the period ended December 31, 2002 (Report), I, Charles G. Manley, Executive Vice President of Anadarko Petroleum Corporation and Plan Administrator, certify for the purposes of section 1350 of chapter 63 of title 18 of the United States Code that to my knowledge,

(i) the Report fully complies, in all material respects, with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.
June 26, 2003	By:	/s/ CHARLES G. MANLEY
Charles G. Manley Executive Vice President and Plan Administrator

With reference to and to accompany the Annual Report of Anadarko Employee Savings Plan (Plan) on Form 11-K for the period ended December 31, 2002 (Report), I, Michael E. Rose, Executive Vice President and Chief Financial Officer of Anadarko Petroleum Corporation and Member of Benefits Administration Committee, certify for the purposes of section 1350 of chapter 63 of title 18 of the United States Code that to my knowledge,

(i) the Report fully complies, in all material respects, with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.
June 26, 2003	By:	/s/ MICHAEL E. ROSE
Michael E. Rose Executive Vice President and Chief Financial Officer and Member of Benefits Administration Committee

This statement is submitted pursuant to 18 U.S.C. Section 1350 and shall not be deemed to be filed for the purposes of section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. A signed original of this written statement required by Section 906 has been provided to Anadarko Petroleum Corporation and will be retained by Anadarko Petroleum Corporation and furnished to the Securities and Exchange Commission or its staff upon request.